Exhibit 99.1

Protolabs Reports Financial Results for the Third Quarter of 2023
Record Revenue of $130.7 million in the Third Quarter
Record Network Revenue of $22.6 million; an 87% YoY increase
GAAP Earnings Per Share of $0.31; Non-GAAP Earnings Per Share of $0.51
MAPLE PLAIN, Minn. – November 3, 2023 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the third quarter ended September 30, 2023.
Third Quarter 2023 Highlights:
•Revenue for the third quarter of 2023 was a record $130.7 million, representing a 7.4% increase over the third quarter of 2022.
•Revenue generated from the digital network, powered by Hubs, was $22.6 million in the third quarter, representing growth of 86.9% over the third quarter of the prior year.
•Net income for the third quarter of 2023 was $8.0 million, or $0.31 per diluted share.
•Non-GAAP net income was $13.2 million, or $0.51 per diluted share. See “Non-GAAP Financial Measures” below.
"Protolabs produced third quarter financial results that surpassed our expectations on the top and bottom line. We generated record revenue, improved profitability, generated substantial cash flow, and returned capital to shareholders." said Rob Bodor, President and Chief Executive Officer. "This excellent financial performance demonstrates the success of our strategy; Protolabs' unique hybrid model combining the digital factory and the digital network is the best way to grow profitably in our industry. We experienced increased demand for our comprehensive digitally-enabled manufacturing capabilities in the quarter. The model is winning and customers are delighted."
Additional Third Quarter 2023 Highlights:
•Protolabs served 23,080 unique product developers during the quarter.
•Gross margin was 45.4% in the third quarter of 2023, up sequentially from 43.4% in the second quarter of 2023.
•Non-GAAP gross margin was 46.0% in the third quarter of 2023, representing a sequential increase of 190 basis points. See “Non-GAAP Financial Measures” below.
•EBITDA was $19.5 million, or 14.9% of revenue, in the third quarter of 2023, compared to $11.4 million, or 9.3% of revenue, in the second quarter of 2023. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $23.9 million, or 18.3% of revenue, in the third quarter of 2023, compared to $19.2 million, or 15.7% of revenue, in the second quarter of 2023. See “Non-GAAP Financial Measures” below.
•Cash flow from operations was $24.2 million in the third quarter of 2023, compared to $9.3 million in the second quarter of 2023.
•The Company repurchased $9.0 million of shares during the quarter.
•Cash and investments balance was $114.9 million as of September 30, 2023.
"Along with record revenue in the third quarter, we made substantial progress on our priority to improve profitability in both the digital factory and the digital network," said Dan Schumacher, Chief Financial Officer. "Through a challenging macro environment, Protolabs has demonstrated the industry-leading earnings power and cash flow generation of our business model, enabling us to continue to invest in future growth and return capital to shareholders."

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results. The Company has included non-GAAP operating margin excluding Japan, adjusted for stock-based compensation expense, amortization expense, and costs related to the Japan closure activities (collectively, “non-GAAP operating margin excluding Japan”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.
Conference Call
The Company has scheduled a conference call to discuss its third quarter 2023 financial results and fourth quarter 2023 outlook today, November 3, 2023 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/ic4eziw6. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while our digital network of manufacturing partners powered by Hubs unlocks advanced capabilities and volume pricing at higher quantities. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.

Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.
Investor Relations Contact
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
PR & Media Strategist
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$83,496	$56,558
Short-term marketable securities	19,204	23,568
Accounts receivable, net	78,395	76,225
Inventory	13,803	13,578
Income taxes receivable	891	4,042
Prepaid expenses and other current assets	8,722	12,597
Total current assets	204,511	186,568

Property and equipment, net	243,022	257,785
Goodwill	273,991	273,991
Other intangible assets, net	26,668	31,250
Long-term marketable securities	12,212	26,419
Operating lease assets	2,737	3,844
Finance lease assets	16,763	17,532
Other long-term assets	4,341	4,779
Total assets	$784,245	$802,168

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$17,922	$17,356
Accrued compensation	16,337	12,743
Accrued liabilities and other	21,027	22,384
Current operating lease liabilities	1,568	1,561
Current finance lease liabilities	16,630	17,537
Income taxes payable	1,144	—
Total current liabilities	74,628	71,581

Long-term operating lease liabilities	1,545	2,255
Long-term finance lease liabilities	671	—
Long-term deferred tax liabilities	17,138	26,322
Other long-term liabilities	5,341	4,362

Shareholders' equity	684,922	697,648
Total liabilities and shareholders' equity	$784,245	$802,168

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue
Injection Molding	$51,688	$48,940	$152,455	$155,693
CNC Machining	52,916	47,489	149,317	141,809
3D Printing	21,622	19,823	63,952	59,458
Sheet Metal	4,291	5,219	12,478	15,066
Other Revenue	188	250	627	765
Total Revenue	130,705	121,721	378,829	372,791

Cost of revenue	71,423	68,089	212,648	205,933
Gross profit	59,282	53,632	166,181	166,858

Operating expenses
Marketing and sales	21,682	20,594	65,863	62,235
Research and development	10,105	9,309	30,647	29,316
General and administrative	17,058	16,477	49,713	49,770
Closure of Japan business	22	1,194	186	6,388
Total operating expenses	48,867	47,574	146,409	147,709
Income from operations	10,415	6,058	19,772	19,149
Other income (loss), net	320	(24)	(1,758)	(323)
Income before income taxes	10,735	6,034	18,014	18,826
Provision for income taxes	2,781	2,083	7,784	7,223
Net income	$7,954	$3,951	$10,230	$11,603

Net income per share:
Basic	$0.31	$0.14	$0.39	$0.42
Diluted	$0.31	$0.14	$0.39	$0.42

Shares used to compute net income per share:
Basic	26,023,830	27,505,097	26,296,304	27,512,057
Diluted	26,028,456	27,508,217	26,327,606	27,522,734

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2023	2022
Operating activities
Net income	$10,230	$11,603
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,213	29,981
Stock-based compensation expense	11,811	13,335
Deferred taxes	(9,197)	(8,920)
Interest on finance lease obligations	859	-
Loss on foreign currency translation	3,906	-
Impairments related to closure of Japan business	-	2,842
Gain on disposal of property and equipment	(498)	(1,174)
Other	122	11
Changes in operating assets and liabilities:	10,600	3,886
Net cash provided by operating activities	56,046	51,564

Investing activities
Purchases of property, equipment and other capital assets	(9,935)	(16,414)
Proceeds from sales of property, equipment and other capital assets	693	3,227
Purchases of marketable securities	-	(45,872)
Proceeds from sales of marketable securities	-	1,998
Proceeds from call redemptions and maturities of marketable securities	19,115	13,696
Net cash provided by (used in) investing activities	9,873	(43,365)

Financing activities
Proceeds from exercises of stock options	1,986	2,311
Purchases of shares withheld for tax obligations	(1,436)	(1,615)
Repurchases of common stock	(39,053)	(13,074)
Principal repayments of finance lease obligations	(234)	(417)
Net cash used in financing activities	(38,737)	(12,795)
Effect of exchange rate changes on cash and cash equivalents	(244)	(1,972)
Net increase (decrease) in cash and cash equivalents	26,938	(6,568)
Cash and cash equivalents, beginning of period	56,558	65,929
Cash and cash equivalents, end of period	$83,496	$59,361

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities
GAAP net income	$7,954	$3,951	$10,230	$11,603
Add back:
Stock-based compensation expense	4,441	4,907	11,811	13,335
Amortization expense	1,461	1,510	4,471	4,582
Unrealized (gain) loss on foreign currency	(29)	382	86	742
Costs related to Japan closure activities	22	1,194	4,093	6,388
Total adjustments [1]	5,895	7,993	20,461	25,047
Income tax benefits on adjustments [2]	(633)	(1,060)	(931)	(2,518)
Non-GAAP net income	$13,216	$10,884	$29,760	$34,132

Non-GAAP net income per share:
Basic	$0.51	$0.40	$1.13	$1.24
Diluted	$0.51	$0.40	$1.13	$1.24

Shares used to compute non-GAAP net income per share:
Basic	26,023,830	27,505,097	26,296,304	27,512,057
Diluted	26,028,456	27,508,217	26,327,606	27,522,734

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Cost of revenue	$805	$902	$2,416	$2,701

Marketing and sales	961	929	2,508	2,479
Research and development	675	602	1,888	1,702
General and administrative	3,461	3,984	9,471	11,035
Closure of Japan business	22	1,194	186	6,388
Total operating expenses	5,119	6,709	14,053	21,604

Other income (loss), net	(29)	382	3,992	742
Total adjustments	$5,895	$7,993	$20,461	$25,047

2For the three and nine months ended September 30, 2023 and 2022, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$130,705	$121,721	$378,829	$372,791
Gross profit	59,282	53,632	166,181	166,858
GAAP gross margin	45.4%	44.1%	43.9%	44.8%
Add back:
Stock-based compensation expense	462	560	1,388	1,674
Amortization expense	343	342	1,028	1,027
Total adjustments	805	902	2,416	2,701
Non-GAAP gross profit	$60,087	$54,534	$168,597	$169,559
Non-GAAP gross margin	46.0%	44.8%	44.5%	45.5%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$130,705	$121,721	$378,829	$372,791
Revenue excluding Japan	$130,705	$120,434	$378,829	$364,562
Gross profit	59,282	53,632	166,181	166,858
GAAP gross margin	45.4%	44.1%	43.9%	44.8%
Less: Japan gross profit	-	47	-	3,150
Gross Profit excluding Japan	59,282	53,585	166,181	163,708
GAAP gross margin excluding Japan	45.4%	44.5%	43.9%	44.9%
Add back:
Stock-based compensation expense	462	560	1,388	1,674
Amortization expense	343	342	1,028	1,027
Less:
Japan stock-based compensation expense	-	13	-	61
Japan amortization expense	-	-	-	-
Total adjustments	805	889	2,416	2,640
Non-GAAP gross profit excluding Japan	$60,087	$54,474	$168,597	$166,348
Non-GAAP gross margin excluding Japan	46.0%	45.2%	44.5%	45.6%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$130,705	$121,721	$378,829	$372,791
Income from operations	10,415	6,058	19,772	19,149
GAAP operating margin	8.0%	5.0%	5.2%	5.1%
Add back:
Stock-based compensation expense	4,441	4,907	11,811	13,335
Amortization expense	1,461	1,510	4,471	4,582
Costs related to Japan closure activities	22	1,194	186	6,388
Total adjustments	5,924	7,611	16,468	24,305
Non-GAAP income from operations	$16,339	$13,669	$36,240	$43,454
Non-GAAP operating margin	12.5%	11.2%	9.6%	11.7%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$130,705	$121,721	$378,829	$372,791
Revenue excluding Japan	$130,705	$120,434	$378,829	$364,562
Income from operations	10,415	6,058	19,772	19,149
GAAP operating margin	8.0%	5.0%	5.2%	5.1%
Less: Japan (loss) income from operations	(7)	(724)	(481)	(720)
Income from operations excluding Japan	10,422	6,782	20,253	19,869
GAAP operating margin excluding Japan	8.0%	5.6%	5.3%	5.5%
Add back:
Stock-based compensation expense	4,441	4,907	11,811	13,335
Amortization expense	1,461	1,510	4,471	4,582
Costs related to Japan closure activities	22	1,194	186	6,388
Less:
Japan stock-based compensation expense	-	89	17	386
Japan amortization expense	-	-	-	-
Total adjustments	5,924	7,522	16,451	23,919
Non-GAAP income from operations excluding Japan	$16,346	$14,304	$36,704	$43,788
Non-GAAP operating margin excluding Japan	12.5%	11.9%	9.7%	12.0%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$130,705	$121,721	$378,829	$372,791
GAAP net income	7,954	3,951	10,230	11,603
GAAP net income margin	6.1%	3.2%	2.7%	3.1%
Add back:
Amortization expense	$1,461	$1,510	$4,471	$4,582
Depreciation expense	7,869	8,197	23,742	25,399
Interest income, net	(561)	(265)	(1,283)	(459)
Provision for income taxes	2,781	2,083	7,784	7,223
EBITDA	19,504	15,476	44,944	48,348
EBITDA Margin	14.9%	12.7%	11.9%	13.0%
Add back:
Stock-based compensation expense	4,441	4,907	11,811	13,335
Unrealized (gain) loss on foreign currency	(29)	382	86	742
Costs related to Japan closure activities	22	1,194	4,093	6,388
Total adjustments	4,434	6,483	15,990	20,465
Adjusted EBITDA	$23,938	$21,959	$60,934	$68,813
Adjusted EBITDA Margin	18.3%	18.0%	16.1%	18.5%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$103,940	$-	$103,940	$98,970	5.0%	5.0%
Europe	26,765	(1,666)	25,099	21,464	24.7%	16.9%
Japan	-	-	-	1,287	(100.0%)	(100.0%)
Total revenue	$130,705	$(1,666)	$129,039	$121,721	7.4%	6.0%

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$298,007	$-	$298,007	$295,121	1.0%	1.0%
Europe	80,822	1,311	82,133	69,441	16.4%	18.3%
Japan	-	-	-	8,229	(100.0%)	(100.0%)
Total revenue	$378,829	$1,311	$380,140	$372,791	1.6%	2.0%

1Revenue for the three and nine months ended September 30, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2022 to GAAP revenue for the three and nine months ended September 30, 2023.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2022 to non-GAAP revenue for the three and nine months ended September 30, 2023 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2023			Three Months Ended September 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$51,688	$(655)	$51,033	$48,940	5.6%	4.3%
CNC Machining	52,916	(708)	52,208	47,489	11.4	9.9
3D Printing	21,622	(390)	21,232	19,823	9.1	7.1
Sheet Metal	4,291	(20)	4,271	5,219	(17.8)	(18.2)
Other Revenue	188	107	295	250	(24.8)	18.0
Total Revenue	$130,705	$(1,666)	$129,039	$121,721	7.4%	6.0%

	Nine Months Ended September 30, 2023			Nine Months Ended September 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$152,455	$781	$153,236	$155,693	(2.1)%	(1.6)%
CNC Machining	149,317	152	149,469	141,809	5.3	5.4
3D Printing	63,952	277	64,229	59,458	7.6	8.0
Sheet Metal	12,478	(9)	12,469	15,066	(17.2)	(17.2)
Other Revenue	627	110	737	765	(18.0)	(3.7)
Total Revenue	$378,829	$1,311	$380,140	$372,791	1.6%	2.0%

1Revenue for the three and nine months ended September 30, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2022 to GAAP revenue for the three and nine months ended September 30, 2023.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2022 to non-GAAP revenue for the three and nine months ended September 30, 2023 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2023	2022	2023	2022
Unique product developers and engineers served	23,080	23,816	45,668	47,793